UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 8, 2017

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	000-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant's telephone number, including area code: (408) 545-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of 2016 Bonuses for Executive Officers

On February 8, 2017, the Compensation Committee (the “Committee”) of the Board of Directors of Nanometrics Incorporated approved the 2016 bonuses for the following executive officers of Nanometrics:

Executive Officer	Title	2016 Bonus
Timothy J. Stultz, Ph.D.	President and Chief Executive Officer	$625,000
Jeffrey Andreson	Chief Financial Officer	$255,000
Dr. S. Mark Borowicz	Executive Vice President, Business Operations	$228,750
Janet Taylor	General Counsel	$155,250
Kevin Heidrich	Senior Vice President, Marketing & Strategy	$147,938

Approval of 2017 Base Salaries and Target Bonuses for Executive Officers

On February 8, 2017, the Committee of the Board of Directors of Nanometrics Incorporated approved the following 2017 salaries and target bonuses for the following executive officers (the “Executive Officers”) of Nanometrics:

Executive Officer	Title	2017 Base Salary	2017 Target Bonus as a Percentage of Base Salary
Timothy J. Stultz, Ph.D.	President and Chief Executive Officer	$500,000	100%
Jeffrey Andreson	Chief Financial Officer	$350,000	60%
Dr. S. Mark Borowicz	Executive Vice President, Business Operations	$310,000	60%
Janet Taylor	General Counsel	$280,000	45%
Kevin Heidrich	Senior Vice President, Marketing & Strategy	$268,000	45%

Actual bonus for 2017 for these executive officers may range between 0% and 200% of the target bonus amount depending on Nanometrics' actual financial performance as compared to specified targets of 2017 revenues and non-GAAP operating income (defined as GAAP operating income as adjusted for amortization of intangibles and certain non-recurring items).

Grant of Performance-Based Vesting Stock Units to Executive Officers

On February 8, 2017, the Committee granted to the Executive Officers performance-based vesting stock units (“PSUs”) to acquire shares of Nanometrics common stock pursuant to the Nanometrics Incorporated 2005 Equity Incentive Plan (the “Plan”), as set forth below.  The PSUs will vest in three equal tranches over one, two and three years, subject to the stock performance of Nanometrics common stock achieving specified levels.  The number of shares is the target number of shares to vest if the target vesting criteria are met; the Executive Officers can acquire up to 150% of the target number of share if the vesting criteria are met at specified levels in excess of the target vesting criteria.

Executive Officer	Title	Target Number of Shares
Timothy J. Stultz, Ph.D.	President and Chief Executive Officer	26,500
Jeffrey Andreson	Chief Financial Officer	5,400
Dr. S. Mark Borowicz	Executive Vice President, Business Operations	3,900

Grant of Restricted Stock Units to Executive Officers

On February 8, 2017 (February 9, 2017, for Dr. Stultz), the Committee granted to the Executive Officers restricted stock units (“RSUs”), each RSU representing the right to be issued one (1) share of Nanometrics common stock upon vesting, pursuant to the Plan, as set forth below. The RSUs vest with respect to 1/3 of the shares on each anniversary of the date of grant.

Executive Officer	Title	Number of Shares
Timothy J. Stultz, Ph.D.	President and Chief Executive Officer	26,500
Jeffrey Andreson	Chief Financial Officer	16,200
Dr. S. Mark Borowicz	Executive Vice President, Business Operations	11,800
Janet Taylor	General Counsel	12,275
Kevin Heidrich	Senior Vice President, Marketing & Strategy	9,810

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2017	NANOMETRICS INCORPORATED

/S/ Jeffrey Andreson
Jeffrey Andreson Chief Financial Officer
Duly Authorized Officer